Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

The components of federal and state income tax expense are as follows (in thousands):

	Year Ended December 31,
	2014	2013
Current
Federal	$—	$—
State	—	—

Total current	—	—
Deferred
Federal	(2,727)	(9,123)
State	(583)	(2,002)

Total deferred	(3,310)	(11,125)
Valuation allowance	3,310	11,125

Total income tax expense	$—	$—

The components of net deferred tax assets are as follows (in thousands):

	As of December 31,
	2014	2013
Net operating loss carryforwards	$9,805	$6,590
Tax credit carryforwards	261	146
Stock based compensation	1,392	861
Licensing deduction deferral	6,367	6,864
Other timing differences	110	165

Gross deferred tax assets	17,935	14,626
Valuation allowance	(17,935)	(14,626)

Net deferred tax asset	$—	$—

The Company’s deferred tax assets at December 31, 2014 and 2013 consisted primarily of its net operating loss carryforwards, deferred compensation, tax credit carryforwards, Section 197 intangible assets capitalized for federal income tax purposes and certain accruals that for tax purposes are not deductible until future payment is made.

The Company has incurred net operating losses since inception. At December 31, 2014, the Company had federal and state net operating loss carryforwards of approximately $46.8 million, which are available to reduce future taxable income expiring through 2034. Based on an assessment of all available evidence including, but not limited to the Company’s limited operating history in its core business and lack of profitability, uncertainties of the commercial viability of its technology, the impact of government regulation and healthcare reform initiatives, and other risks normally associated with biotechnology companies, the Company has concluded that it is more likely than not that these net operating loss carryforwards and credits will not be realized and, as a result, a full deferred income tax valuation allowance has been recorded against these assets.

Under the provisions of the Internal Revenue Code, certain substantial changes in the Company’s ownership may result in a limitation on the amount of net operating loss carryforwards and research and development credit carryforwards which could be utilized annually to offset future taxable income and taxes payable.

The Company files income tax returns in the United States, Massachusetts and New Jersey. The Company is subject to tax examinations for Federal and state purposes for tax years 2012 through 2014. The Company has not recorded any uncertain tax positions as of December 31, 2014 or 2013. The Company does not believe there will be any material changes in its unrecognized tax positions over the next 12 months. RXi has not incurred any interest or penalties. In the event that the Company is assessed interest or penalties at some point in the future, they will be classified in the financial statements as general and administrative expenses.